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                                                                               .
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                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

Form Attached  Previously Waived               Required Reports/Documents
-------------  -----------------  -----------------------------------------------------
    ( X )             ( )         Comparative Balance Sheet (Form 2-B)

    ( X )             ( )         Profit and Loss Statement (Form 2-C)

    ( X )             ( )         Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )             ( )         Supporting Schedules (Form 2-E)

    ( X )             ( )         Narrative (Form 2-F)

    ( X )             ( )         Copies of Bank Statements and Reconciliations of Bank
                                  Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date: 3/25/2005                    By:           /s/ Robert E. Fulton
                                       ----------------------------------------
                                       (Robert Fulton - Chief Financial Officer)

                            COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Express, LLC (05-10140)

                                                                         UNCONSOLIDATED AND UNAUDITED
                                                               ------------------------------------------------
                                                                    As of           As of            As of
                                                                  1/7/2005        1/31/2005        2/28/2005
                                                               --------------  ---------------  ---------------
ASSETS
         CURRENT ASSETS:
          Cash                                                              -               -                -
          Accounts receivable-
                   Trade, Net                                    1,609,199.56    1,609,199.56     1,609,199.56
                   Other                                                    -               -                -
         Costs and estimated earnings in excess of billings
          on uncompleted contracts                                          -               -                -
         Prepaid expenses and other                                569,241.45      426,603.19       364,661.41
                                                               --------------  --------------   --------------

                   Total current assets                          2,178,441.01    2,035,802.75     1,973,860.97
                                                               ==============  ==============   ==============
         PROPERTY AND EQUIPMENT, at cost                       113,029,457.70  113,029,457.70   113,029,457.70
           Less: Accumulated Depreciation                          405,958.00      715,820.02     1,073,730.03
                                                               --------------  --------------   --------------
         NET PROPERTY AND EQUIPMENT                            112,623,499.70  112,313,637.68   111,955,727.67
                                                               --------------  --------------   --------------
         DEFERRED DRYDOCKING CHARGES                                        -               -                -
         OTHER ASSETS                                                       -               -                -
                                                               --------------  --------------   --------------

                   Total assets                                114,801,940.71  114,349,440.43   113,929,588.64
                                                               ==============  ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

         POST-PETITION LIABILITIES
          Accounts payable - trade                                          -       29,001.82        28,902.19
          Due to Torch Offshore, Inc.                                       -               -       137,129.03
          Accrued expenses                                                  -               -       151,908.96
          Other                                                             -          522.00                -
                                                               --------------  --------------   --------------
         TOTAL POST-PETITION LIABILITIES                                    -       29,523.82       317,940.18
                                                               --------------  --------------   --------------

         PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
          Accounts payable - trade                               3,943,142.69    3,943,142.69     3,943,142.69
          Due to Torch Offshore, Inc.                          110,858,798.02  110,858,798.02   110,858,798.02
          Accrued expenses                                                  -               -                -
          Accrued payroll and related taxes                                 -               -                -
          Financed insurance premiums                                       -               -                -
          Billings in excess of costs and estimated earnings
           on unbilled contracts                                            -               -                -
                                                               --------------  --------------   --------------
                   Total pre-petition current liabilities      114,801,940.71  114,801,940.71   114,801,940.71
                                                               --------------  --------------   --------------

         PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
          Long-term debt, less current portion                              -               -                -
          Other long-term liabilities                                       -               -                -
                                                               --------------  --------------   --------------
                   Total pre-petition long-term liabilities                 -               -                -
                                                               --------------  --------------   --------------

                   Total liabilities                           114,801,940.71  114,831,464.53   115,119,880.89
                                                               ==============  ==============   ==============
         STOCKHOLDERS' EQUITY:
          Common stock                                                      -               -                -
          Preferred stock                                                   -               -                -
          Paid-in-capital                                                   -               -                -
          Retained earnings
                   Through filing date                                      -               -                -
                   Post filing date                                         -     (482,024.10)   (1,190,292.25)
                                                               --------------  --------------   --------------
                   Total stockholders' equity                               -     (482,024.10)   (1,190,292.25)
                                                               --------------  --------------   --------------

                   Total liabilities and stockholders' equity  114,801,940.71  114,349,440.43   113,929,588.64
                                                               ==============  ==============   ==============

                                                                        FORM 2-B

                            PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

                                          UNCONSOLIDATED AND UNAUDITED
                                       ----------------------------------
                                          PERIOD OF         PERIOD OF
                                       1/8/05 - 1/31/05  2/1/05 - 2/28/05
                                       ----------------  ----------------
REVENUES                                            -                 -

COST OF REVENUES

  Cost of Sales                            172,162.10        350,358.15
                                          -----------       -----------
GROSS PROFIT (DEFICIT)                    (172,162.10)      (350,358.15)
                                          -----------       -----------
  Depreciation & Amortization              309,862.00        357,910.00
  General and Administrative Expenses               -                 -
  Other Operating Cost                              -                 -
                                          ===========       ===========

    TOTAL COST OF REVENUES                 309,862.00        357,910.00
                                          ===========       ===========

OPERATING INCOME (LOSS)                   (482,024.10)      (708,268.15)
                                          ===========       ===========
OTHER INCOME (EXPENSE)
  Interest expense                                  -                 -
  Interest income                                   -                 -
                                          -----------       -----------
    Total other income (expense)                    -                 -
                                          -----------       -----------

INCOME (LOSS) BEFORE INCOME TAXES         (482,024.10)      (708,268.15)
                                          ===========       ===========
INCOME TAX EXPENSE                                  -                 -
                                          ===========       ===========

NET INCOME (LOSS)                         (482,024.10)      (708,268.15)
                                          ===========       ===========

                                                                        FORM 2-C

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENTS

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH RECONCILIATION
1. Beginning Cash Balance              -
                                  ------
2. Cash Receipts               -
                           -----
3. Cash Disbursements          -
                           -----
4. Net Cash Flow                       -
                                  ------
5. Ending Cash Balance                 -
                                  ======

CASH SUMMARY - ENDING BALANCE

  Account Name       Account #   Amount  Financial Institution
-----------------  ------------  ------  ---------------------
Operating Account  41-0520-8041       -  Regions Bank
                                 ------
                      Total           -
                                 ======

                                                                        FORM 2-D

                              QUARTERLY FEE SUMMARY

CASE NAMES: Torch Express, LLC (05-10140)

                         CASH DISBURSEMENTS
                   -----------------------------
  Payment Date          Torch Express, LLC        Check No.  Date
                            (05-10140)
-----------------  -----------------------------  ---------  ----
January                                       -
February                                      -
March
                                         ------
Total 1st Quarter                        250.00
                                         ------

Quarterly Fee Due                        ------

April
May
June
                                         ------
Total 2nd Quarter                             -
                                         ------

Quarterly Fee Due                        ------

July
August
September
                                         ------
Total 3rd Quarter                             -
                                         ------

Quarterly Fee Due                        ------

October
November
December
                                         ------
Total 4th Quarter                             -
                                         ------

Quarterly Fee Due                        ------

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH RECEIPTS JOURNAL

      Date              Account        Amount  Description (Source)
----------------  -------------------  ------  --------------------
None applicable.                       ------
                  Total Cash Receipts       -
                                       ======

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

CASH DISBURSEMENTS JOURNAL

      Date        Check No.           Payee            Amount  Description (Source)
----------------  ---------  ------------------------  ------  --------------------
None applicable.                                       ------
                             Total Cash Disbursements       -
                                                       ======

                                                                        FORM 2-D

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                         Type                             0-30     31-60  61-90  Over 90
------------------------------------------------------  ---------  -----  -----  -------
Vendor 003 / A R T  CATERING, INC  Type: CATERI         13,755.43      -      -        -
Vendor 036 / BOLAND MARINE                               8,500.00      -      -        -
Vendor 846 / I. C. ELECTRIC                                164.98      -      -        -
Vendor 1097 / GOVERNOR SPECIALISTS, INC.                   837.86      -      -        -
Vendor 1123 / SOUTHERN ELECTRONICS SUPPLY                  790.45      -      -        -
Vendor 2427 / STRATOS OFFSHORE SERVICE  Type: PHONE      4,519.97      -      -        -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS  Type: TRUCK     333.50      -      -        -
                                                        ---------  -----  -----  -------
                                                        28,902.19      -      -        -
                                                        =========  =====  =====  =======

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

ACCOUNTS RECEIVABLE AGING REPORT

         Account Name            0-30       31-60       61-90    Over 90
----------------------------  ---------  ----------  ----------  -------
Energy Partners Ltd. (EPL)    12,387.00  612,054.33  984,758.23        -
                              ---------  ----------  ----------  -------
Total Receivables at 2/28/05  12,387.00  612,054.33  984,758.23        -
                              =========  ==========  ==========  =======

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 2/1/2005 to 2/28/2005

INSURANCE SCHEDULE

         Type                               Carrier/Agent                       Coverage ($)  Date of Expiration  Premium Paid
----------------------  ------------------------------------------------------  ------------  ------------------  ------------
Worker's Compensation   LA Workers Comp Corp                                    $  1,000,000        1/26/06

General Liability       Steadfast Ins. Co.                                      $  2,000,000        8/14/05

Property (Fire, Theft)  LA Insurance Underwriter Association                    $    146,000        7/13/05

Vehicle                 American Guarantee and Liability                        $  1,000,000        8/14/05

Excess                  XL Specialty Fireman's Fund Navigators                  $ 14,000,000        6/30/05

Primary Hull            XL Specialty                                                 Various        6/30/05

Excess Hull             GCM Underwriting Pool                                        Various        6/30/05

Protection & Indemnity  American Steamship Owners Mutual P&I Association, Inc.  $  2,000,000        5/21/05

Pollution Liability     Water Quality Insurance Syndicate                       $  5,000,000        4/10/05

Equipment Floater       Commonwealth Insurance Co. of America                   $  9,493,579        4/10/05

                                                                        FORM 2-E

Case Name: Torch Express, L.L.C.     Case Number: 05-10137

                               NARRATIVE STATEMENT

                For Period February 1, 2005 to February 28, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Express, L.L.C. (the "Company") is working on a strategy for its plan of reorganization.